AXM 2005 SECOND QUARTER 10-Q CALL SCRIPT

GOOD MORNING.  MY NAME IS CHET HOWARD AND I AM THE CEO OF AXM PHARMA INC.  (AMERICAN STOCK EXCHANGE SYMBOL AXJ.)  I HAVE THE PRIVILEGE OF SPEAKING TODAY ON BEHALF OF OUR DIRECTORS, MANAGEMENT AND ALL OF OUR EMPLOYEES.

TODAY WE ARE REPORTING THE DETAILS OF OUR ACHIEVEMENTS RELATED TO THE OPERATING PERFORMANCE AND CORPORATE DEVELOPMENT FOR THE SECOND QUARTER OF 2005.

LEGAL DISCLAIMER

I’LL NOW READ YOU THE LEGAL DISCLAIMER.  THE STATEMENTS CONTAINED IN THIS CONFERENCE CALL INCLUDE CERTAIN PREDICTIONS AND PROJECTIONS THAT MAY BE CONSIDERED FORWARD-LOOKING STATEMENTS UNDER SECURITIES LAW.  THESE STATEMENTS INVOLVE A NUMBER OF IMPORTANT RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDING, BUT NOT LIMITED TO, THE PERFORMANCE OF JOINT VENTURE PARTNERS, AS WELL AS OTHER ECONOMIC, COMPETITIVE AND TECHNOLOGICAL FACTORS INVOLVING THE COMPANY'S OPERATIONS, MARKETS, SERVICES, PRODUCTS AND PRICES. WITH RESPECT TO AXM, EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS CONFERENCE CALL ARE FORWARD-LOOKING STATEMENTS INVOLVING RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

SEPARATELY PLEASE TAKE A LOOK AT OUR 10-Q FILING FOR DETAILS ON THE COMPANY’S 2ND QUARTER 2005 DISCLOSURE.

I AM PLEASED TO ANNOUNCE TO EVERYONE THAT THE SECOND QUARTER FOR 2005 WAS A RECORD QUARTER AND WE WERE PROFITABLE. THIS PROFITABILITY WAS ACHIEVED IN SPITE OF START UP COSTS RELATED TO THE LAUNCH OF OUR SUNKIST PRODUCT LINE IN HONG KONG, TAIWAN AND CHINA.

THE FOUNDATION WE LAID IN 2004 INCLUDING THE CONSTRUCTION OF A NEW FACTORY, REVAMPING OUR PRODUCT LINE AND THE INITIATION OF OUR IN-LICENSING PROGRAM WITH SUNKIST HAS PROVIDED THE COMPANY WITH THE TOOLS NECESSARY FOR AXM TO GROW ITS REVENUES AND IMPROVE ON OPERATING PROFITABILITY.

THIS CALL IS INTENDED TO FOCUS ON THE SIGNIFICANT MILESTONES ACHIEVED SO FAR AS WELL AS THE FURTHER ACCOMPLISHMENTS ANTICIPATED IN THE REMAINDER OF 2005.

TO BE DIRECT, WE ARE MAKING SIGNIFICANT PROGRESS ON OUR BUSINESS IN ASIA.  OUR PRODUCTS ARE GAINING ACCEPTANCE IN THE MARKETPLACE AND WE HAVE ENTERED NEW MARKETS IN HONG KONG AND TAIWAN.  DESPITE THIS PROGRESS, HOWEVER, WE STILL HAVE A LONG WAY TO GO AND WE CONTINUE TO WORK VERY HARD TO KEEP THE CURRENT POSITIVE TRENDS GOING.

MANAGEMENT IS NOW FOCUSING AGRESSIVELY ON SALES AND REVENUE’S  ARE ANTICIPATED TO CONTINUE TO RAMP UP OVER THE THIRD AND FOURTH QUARTER OF THIS YEAR.

PRODUCT SALES

IN THE FIRST QUARTER THE COMPANY WAS FOCUSED ON THE EXECUTION OF MAJOR DISTRIBUTION AGREEMENTS TOTALING NEARLY $ 15 MILLION FOR 2005.  PLEASE UNDERSTAND THAT THERE IS A SEQUENCE THAT HAS BEEN FOLLOWED.  FIRST, WE BUILD THE FACTORY, NEXT WE SIGN DISTRIBUTION AGREEMENTS AND LASTLY WE EXECUTE SPECIFIC PURCHASE ORDERS.  NOW THAT A NUMBER OF THESE DISTRIBUTION AGREEMENTS HAVE BEEN SUCCESSFULLY EXECUTED THE COMPANY WILL CONTINUE TO INTENSIFY ITS FOCUS ON SALES AS WELL AS THE FULFILMENT OF PURCHASE ORDERS.  ALSO, AS WE BEGIN TO SEE SALES TRENDS INCREASE, WE PLAN TO TRY AND IMPROVE THE TERMS OF OUR CURRENT DISTRIBUTION AGREEMENTS AND, IN SOME CASES, TO TRY AND REPLACE LESS FAVORABLE AGREEMENTS WITH NEW AGREEMENTS THAT ARE MORE BENEFICIAL TO OUR BUSINESS.

DURING THE SECOND QUARTER WE SAW THE DISTRIBUTION AGREEMENTS TURN INTO PURCHASE ORDERS FOR OUR CHINESE AND SUNKIST PRODUCTS.  AXM IS PLEASED TO ANNOUNCE THAT THE COMPANY HAD RECORD REVENUE OF APPROXIMATELY $3.2 MILLION AND POSTED A GROSS PROFIT OF APPROXIMATELY $1.7 MILLION, AN OPERATING INCOME OF APPROXIMATELY $678,348 AND A NET PROFIT OF APPROXIMATELY $179,409.

NEW DISTIBUTION PARTNERS

IN THE FIRST 5 MONTHS OF 2005 THE COMPANY HAS EXECUTED 10 NEW DISTRIBUTION AGREEMENTS WHICH THE COMPANY ANTICIPATES

COULD REPRESENT UP TO APPROXIMATELY US $ 15 MILLION IN SALES FOR 2005. THE COMPANY ALSO ANTICIPATES THAT THE CREATION OF AS MANY AS 15 ADDITIONAL DISTRIBUTION RELATIONSHIPS FOR THE SALES OF OUR PRODUCTS IN THE MARKETS OF CHINA, HONG KONG, MACAU, TAIWAN, THAILAND AND SINGAPORE DURING 2005. THESE DISTRIBUTION RELATIONSHIPS WOULD GIVE AXM ACCESS TO AS MANY AS 83 KEY CITIES WITHIN THE REGION OVER THE NEXT 3 YEARS.

ALSO IN 2005, AXM ANTICIPATES LAUNCHING NEW PRODUCT LINES IN KEY CITIES IN CHINA.  THE PRODUCTS COVERED BY THESE DISTRIBUTION AGREEMENTS INCLUDE VARIOUS SUNKIST PRODUCTS, ASARONE, ELEGANCE AND TONG YANG. IT IS ANTICIPATED THAT OUR OTHER PRODUCTS, INCLUDING: BODYWARD, RE-HEAL, QIYAO, LIFEGATE AND LICOMF, WILL BE ADDED TO THIS DISTRIBUTION MIX DURING THE SECOND HALF OF 2005.

NEW PRODUCT LAUNCHES

WE CURRENTLY OWN 42 PERMITTED AND LICENSED FORMULAS THAT WE HAVE THE RIGHT TO MANUFACTURE AND DISTRIBUTE IN CHINA. BEGINNING IN THE SECOND QUARTER OF 2005, WE WILL BE SELLING A NEW LINEUP OF 14 VARIOUS PHARMACEUTICAL PRODUCTS THAT ARE COMPLETELY NEW FOR THE COMPANY OR WERE HISTORIC COMPANY PRODUCTS THAT HAVE BEEN RE-BRANDED AND RE-PACKAGED. WE ALSO HAVE THE SUNKIST PRODUCT LINE THAT INCLUDES GUMMY VITAMINS, DISSOLVEABLE STRIPS AND CHEWABLE TABLETS.

PRODUCTION OF SUNKIST PRODUCTS IS ON TRACK.  OPERATIONS REPORTS SUMMARIZE JUNE ACTIVITIES AS PRODUCTING 242,000 POUNDS OF FINISHED PRODUCT AND SHIPMENT OF 200,000 POUNDS OR 30 MILLION INDIVIDUAL PIECES FOR THE EXISTING 8 SKU’S.  FROM THE CONSUMER'S PERSPECTIVE, THIS QUANTITY WAS PACKED INTO 660,000 RETAIL PACKS WHICH ARE SOLD BY OUR DISTRIBUTORS IN HONG KONG, CHINA AND TAIWAN TO HIGH CONSUMER TRAFFIC OUTLETS AND LEADING PHARMACIES, FOR A TOTAL APPROACHING 10,000 OUTLETS IN THE INITIAL PHASE FOR DISTRIBUTION COVERAGE.

FINANCING

IN APRIL THE COMPANY COMPLETED APPROXIMATELY US $3.4 MILLION CONVERTIBLE DEBT FINANCING. HOWEVER, WITH THE SUCCESS OF OUR PRODUCT LAUNCHES, THE COMPANY NEEDED ADDITIONAL CAPITAL FOR THE INCREASING PURCHASE ORDERS.   IN AN EFFORT TO MINIMIZE DILUTION WITH THE STOCK TRADING AT A LOW PRICE, WE AGREED TO LOWER THE EXERCISE PRICE OF CERTAIN OF THE WARRANTS FROM THE APRIL FINANCING TO 1.80 FROM 2.10. 8 OUT OF 9

INVESTORS FROM THAT ROUND OF FINANCING EXERCISED THEIR WARRANTS ON AUGUST 9TH, 2005 FOR A TOTAL OF APPROXIMATELY $2.1 MILLION. AS INCENTIVE THE COMPANY ISSUED A NEW SERIES D WARRANT AT $2.41 FOR THE INVESTORS THAT DID EXERCISE AND LOWERED THE EXERCISE PRICES ON CERTAIN OTHER WARRANTS HELD BY SUCH INVESTORS. WITH THE EXCEPTION OF THE NEW D WARRANT, THERE WAS NO ADDITIONAL DILUTION TO THE SHAREHOLDERS.

THE COMPANY IS PLEASED THAT OUR INSTITUTIONAL INVESTORS HAVE THE CONFIDENCE IN THE COMPANY TO INVEST AN ADDITIONAL $2 MILLION. THE COMPANY IS HOPEFUL THAT FURTHER WARRANT EXERCISES CAN BE ANTICIPTED TO TAKE PLACE DURING THE NEXT TWO QUARTERS.

THE COMPANY IS ALSO IN DISCUSSIONS WITH MAJOR FINANCIAL INSTITUTIONS FOR TRADITIONAL RECEIVEABLES-BASED FINANCING AGAINST THE PURCHASE ORDERS BEING RECEIVED. THE OBJECTIVE IS TO COMPRESS OUR REVENUE CYCLE AND TURN OVER CASH MORE FREQUENTLY.  WE HOPE TO COMPLETE A RECEIVABLES-BASED FINANCING IN THE THIRD QUARTER IN ANTICIPATION OF THE RAMP UP OF ORDERS IN THE THIRD AND FOURTH QUARTERS. IN THE EVENT THAT THE COMPANY IS UNABLE TO COMPLETE A RECEIVABLE-BASED FINANCING AND OR CONVERT ADDITIONAL WARRANTS DURING THE THIRD QUARTER, ALTERNATIVE DEBT OR EQUITY FINANCINGS MAY BE CONTEMPLATED OR COMPLETED DURING THE FOURTH QUARTER OF 2005. IT SHOULD ALSO BE NOTED THAT THE BOARD OF DIRECTORS, AXM SENIOR MANAGEMENT AND CONSULTANTS HAVE NOT TAKEN ANY COMPENSATION SINCE JUNE. ALL MEMEMBERS OF THE TEAM HAVE AGREED THAT THE COMPENSATION SHOULD BE USED FOR WORKING CAPITAL AND PURCHASE ORDERS THAT WILL ALLOW THE COMPANY TO CONTINUE ITS PATH TOWARDS A RECORD YEAR.

PROSPECTS FOR 2005

WITH THE ACHIEVEMENT OF OUR LARGEST MILESTONE OF COMPLETING THE FACTORY AT THE START OF 2005, WE ANTICPATE AND LOOK FORWARD CONTINUED GROWTH IN 2005. OUR NEW PLANT, NEW INNOVATIVE PRODUCTS AND ENHANCED DISTRIBUTION CHANNELS HAVE SHOWN DEMONSTRABLE RESULTS IN THE SECOND QUARTER OF 2005.  WE WILL ALSO BE LOOKING TO IN-LICENSE OR PURCHASE ADDITIONAL PRODUCTS THAT BROADEN OUR BASE OF QUALITY-BRAND-DRIVEN OFFERINGS. AS WE MOVE INTO THE SECOND HALF OF 2005, IT IS EXPECTED THAT – WE WILL DEVELOP A BASE LINE PROFILE FOR OUR

BUSINESS AND MAY PROVIDE FUTURE FINANCIAL GUIDANCE REGARDING SALES GROWTH AND PROPECTS.

THANK YOU FOR YOUR CONTINUED SUPPORT AND WE LOOK FORWARD TO A SUCCESSFUL 2005.

WE WILL NOW TAKE QUESTIONS. HOWEVER, BECAUSE OF REG FD, WE CAN ONLY ANSWER QUESTIONS TO THE INFORMATION IN THE 10Q, 10-K OR OTHERWISE ALREADY PUBLIC.

THE FIRST QUESTION PLEASE.

HAVE A GREAT DAY.

THE FOLLOWING ARE SOME QUESTIONS SHAREHOLDERS HAVE REQUESTED WE ANSWER:

DO YOU PLAN TO RAISE ANY MORE MONEY WITH THE COMPANY’S SECURITIES?

THE COMPANY DOES NOT HAVE ANY CURRENT PLANS IN THE NEAR TERM TO ISSUE ANY ADDITIONAL SECURITIES OTHER THAN THE MOST RECENT FINANCING.

THE COMPANY IS ALSO IN DISCUSSIONS WITH MAJOR FINANCIAL INSTITUTIONS FOR TRADITIONAL RECEIVEABLE FINANCING AGAINST THE PURCHASE ORDERS BEING RECEIVED. THESE ARE NON-EQUITY BASED INSTRUMENTS.

THE COMPANY WAS UNABLE TO ENTER INTO DISCUSSIONS WITH TRADITIONAL BANKS FOR RECEIVABLE FINANCING UNTIL ORDERS HAD BEEN PLACED THAT COULD BE FACTORED. NOW THAT THE COMPANY HAS ORDERS THAT ARE BEING GENERATED REGUARLY THE COMPANY HAS COMMENCED DISCUSSIONS REGARDING SUCH FINANCINGS.

COULD YOU PLEASE STATE WHAT SORT OF IMPACT THE REVALUATION OF THE RENMIMBI MAY HAVE ON AXM PHARMA?

WE DO NOT EXPECT REVALUATION TO HAVE A NET NEGATIVE IMPACT TO AXM. WE MANUFACTURE AND DISTRIBUTE PRIMARILY TO CHINA AND THEREFORE DO NOT CARRY THE CURRENCY RISKS ASSOCIATED WITH THE MAJORITY OF PUBLIC COMPANIES WITH CHINA RELATED BUSINESS (WHICH ARE EXPORTING TO THE US AND EUROPE). A REVALUATION OF THE CHINESE CURRENCY MAY POSSIBLY CARRY NET POSITIVE EFFECTS FOR AXM.  SINCE OUR ASSETS ARE ALL CHINA BASED, THIS REPRICING COULD ALSO PROVIDE AN INCREASE IN THE VALUE OF OUR ASSESTS.

WHAT IS MANAGEMENT’S CURRENT OPINION OF AXM’S MARKET VALUATION? ARE THERE ANY PLANS TO EXPAND INTEREST AND COVERAGE OF THE COMPANY’S STOCK?

WE CURRENTLY BELIEVE THAT THE PUBLIC MARKETS ARE NOW SLOWING RECOGNIZING THE ACHIEVEMENTS AND EXECUTION DEMONSTRATED SO FAR IN 2005, ITS ACHIEVEMENTS OF THE LAST SEVERAL MONTHS AS WELL AS ANTICIPATED FUTURE ACHIEVEMENT THROUGHOUT THE REST OF 2005. IN ADDITION THE COMPANY HAS OVER 2400 SHAREHOLDERS WORLDWIDE.

IS THE CHINESE ECONOMY SLOWING DOWN AND WOULD THAT AFFECT AXM PHARMA'S BUSINESS?

THE GROWTH IN CHINA IS GREATER THAN MOST ANYWHERE IN THE WORLD.  ANY POTENTIAL SLOWDOWN IN CHINA'S ECONOMY WOULD BE RELATIVE TO THE REST OF THE WORLD SO WE BELIEVE AXM PHARMA'S GROWTH AS COMPARED COMPANIES IN OTHER COUNTRIES WOULD STILL OUTPERFORM.

IS BANK FINANCING AS OPPOSED TO STOCK OFFERINGS A VIABLE ALTERNATIVE FOR AXM PHARMA?

WE ARE AGGRESSIVELY WORKING WITH SEVERAL ASIA-PACIFIC BASED BANKS ON ACCOUNT RECEIVABLE AND INVENTORY ADVANCES FINANCING, WHICH IF PUT IN PLACE IS ANTICIPATED TO GREATLY ENHANCE OUR CASH FLOW. THIS TYPE OF FINANCING WOULD BE NON-DILUTIVE.

WHAT ARE THE GROWTH DRIVERS FOR THE SECOND HALF OF 2005 AND INTO 2006 (OVER AND ABOVE CURRENT DISTRIBUTION AGREEMENTS)?

SALES, SALES AND MORE SALES. WE CURRENTLY HAVE A GREAT SET OF OTC AND PERSCRPITION GRADE PHARMA PRODUCTS, AND ANTICIAPTED IN-LICENSING OR ACQUIRING OTHERS DURING THE NEXT YEAR. OUR EXISTING PRODUCT LINE IS BROAD ENOUGH TO ALLOW US TO SIGNIFICANTLY GROW SALES IN 2005 AND 2006 JUST WITH OUR EXISTING DISTRIBUTION CHANNELS. OUR GOAL IS TO ATTEMPT TO INCREASE OUR QUARTERLY RUN RATE UP TO US$10 MILLION BY YEAR END.

HOW ARE AXM'S PRODUCTS BEING RECEIVED BY CONSUMERS IN CHINA AND OTHER MARKETS - THE SUNKIST LINE, THE FEMININE HYGIENE PRODUCTS, THE RX AND OTC PRODUCTS?

THE PRODUCTS ARE BEING WELL RECEIVED AND WE EXPECT CONTINUED MARKET PENETRATION.

HOW HAS DR. KHONG'S PERFORMANCE BEEN SO FAR? IS HE HEAVILY INVOLVED WITH OPERATIONS IN CHINA NOW AND HAS HE BEEN A WORTHWHILE ADDITION?

DR. KONG’S RELATIONSHIPS WITH THE CHINA BASED PHARMA INDUSTRY IS BEING UTILIZED TO BETTER POSITION OUR PRODUCTS IN THE MARKETPLACE.

DOES THE COMPANY STILL BELIEVE IT IS GENERALLY IN LINE WITH THE SALES ESTIMATES PROVIDED BY SHEMANO IN FEBRUARY?

WE ARE WORKING HARD TO ACHIEVE SIGNIFICANT SALES AND EARNINGS GROWTH THAT ARE IN LINE WITH SHIMANO’S RESEARCH. YET, CURRENT CAPITAL CONSTRANTS IN THE COMPANY MAY ULTIMATELY REDUCE OUR ABILITY TO ACHIEVE OUR SALES AND EARNINGS GOALS. RECEIVABLES BASED FINANCING, WARRANT CONVERSIONS AND OR OTHER FINANCINGS ARE REQUIRED FOR US TO STAY ON TRACK.

WHY DID AXM LOWER THE STRIKES ON THE WARRANTS? WHY WAS THERE A NEED FOR CAPITAL SO SOON AFTER THE EARLIER FINANCING?  ALSO, THE COMPANY IS RAMPING UP OPERATIONS AND PURCHASE AND RE ORDERS AND NEEDED THE CAPITAL TO CONTINUE ITS RAPID EXPANSION.

ALL GROWTH ORIENTED COMPANY’S REQUIRE SIGNIFICANT CASH INJECTIONS IN ORDER TO EXPAND. AXM IS NO DIFFERENT. THE

COMPANY REQUIRES ADDITIONAL CASH ON HAND TO GROW ITS SALES. AS SALES GROW OUR CASH FLOW DELTA GETS WORSE.  THE TIME PERIOD OF PAYING FOR GOODS MANUFACTURED AND BEING PAID BY OUR DISTRIBUTORS IS AT LEAST 90 DAYS. THIS GROWING CASH FLOW DRAIN MUST BE REPLENISHED THROUGH ADDITIONAL CAPITAL.

WHAT IS THE TOTAL NEW DILUTION TO AXM SHAREHOLDERS?

WE ISSUED 1,488,100 MILLION SERIES D WARRANTS EXERCISEABLE AT $2.41 PER SHARE. AS OF THE DATE OF THIS 10Q, WE HAVE 19,564,085 SHARE OUTSTANDING.  FULLY DILUTED WE HAVE APPROXIMATELY 32,442,275 SHARES OUTSTANDING

IS THE COMPANY STILL CONFIDENT THAT IT CAN "ORGANICALLY FINANCE" NEW ORDERS FOR PRODUCT IN THE 3RD AND 4TH QUARTERS OF 05? DOES IT EXPECT TO REMAIN PROFITABLE IN THOSE QUARTERS?

THE COMPANY’S GOAL IS TO ACHIEVE ORGANICLY DRIVEN GROWTH THROUGH EARNINGS. GAINING ADDITIONAL FINANCING DURING THE THIRD QUARTER SIGNIFICANTLY IMPROVES THE ABILITY FOR THE COMPANY TO ATTAIN THIS GOAL.